May 12, 2017


SMALL CAP VALUE FUND, INC.
8150 N. Central Expressway   Suite M1120
Dallas, Texas 75206
1-800-704-6072




NOTICE OF ANNUAL MEETING
TO BE HELD JUNE 8, 2017



NOTICE IS HEREBY GIVEN that the Annual Meeting of shareholders of Small Cap Value Fund, Inc. will be
held at 8150 N. Central Expwy #M1120,  Dallas, Texas  75206 on
 June 8, 2017 at 4:00 PM for the following purposes:

1)	To elect four (4) directors to serve until the next Annual
Meeting of Shareholders or until their successors are elected and qualified.

2)	To ratify selection of  PMB Helin Donovan LLP, Certified Public
Accountants, as independent public
accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2017.

3)	To transact such other business as may properly come before
the meeting or any general adjournment thereof.


The Board of Directors has fixed the close of business May 11, 2017 as the record date for determination of the shareholders entitled to notice of and to vote at the meeting.










PLEASE COMPLETE, SIGN & RETURN THE ENCLOSED PROXY


PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED














Dear Shareholders:


The U.S. Securities and Exchange Commission has adopted a regulation regarding the ?Privacy of Consumer
Financial Information? known as Regulation S-P.  This regulation states that financial institutions such as the Fund
must provide the shareholder with this notice of the Fund?s privacy policies and practices on an annual basis.  The
following items detail the Fund?s policies and practices:


A.	Information We Collect - Information we receive from you on application or forms include; your
name, address, social security number or tax ID number, W9 status, phone number and citizenship status. Information about your transactions with us include; your account number, account balances
and transaction histories.

B.	Disclosure Statement - We only disclose personal information about any current or former shareholder
of the Fund as required by law. We handle regular transactions internally so the
number of employees
that see your information is limited.


Please call us at 800-704-6072 if you have any questions about our Regulation
 S-P policies.

Thank You,


Steven Adams
Portfolio Manager/CCO
Small Cap Value Fund, Inc.


Laura S. Adams
President
Small Cap Value Fund, Inc.



PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
June 8, 2017

SMALL CAP VALUE FUND, INC.
8150 N. Central Expressway  Suite M1120
Dallas, Texas  75206
1-800-704-6072

Enclosed herewith is a notice of Annual Meeting of Shareholders of Smal l Cap Value Fund, Inc. (the "Fund") and a
Proxy form solicited by the Board of Directors of the Fund.  This
Proxy, first mailed to shareholders on May 12, 2017, may be revoked at any time before it is exercised either by mailing a written notice to the Fund, submitting a Proxy dated later than the original Proxy, or by voting in person at the
 Annual Meeting , which would override all your previously filed proxies. Any shareholder attending the Annual Meeting may vote at the Meeting whether or not he or she has previously filed the Proxy.

There is only one class of capital stock of the Fund and all shares having equal voting rights. On May 11, 2017, the date of record, there were 481,792 shares outstanding, all in accounts at Fidelity Investments. In all matters each share has one vote per share and fractional shares will have an equivalent fractional vote.

A quorum must exist to hold the Annual Meeting.  A quorum exists if the majority of issued and outstanding shares entitled to vote are represented at the meeting in person or by proxy.
 Abstentions and broker accounts that do not vote are considered as being present with negative votes. A majority of votes, when a quorum is present, will pass any of the proposals presented.

ELECTION OF DIRECTORS

There are four (4) nominees listed below who consent to serve as Directors, if so elected, until the next Annual
Meeting of Shareholders. The names, ages and principal occupations for the past five years of the Directors along with their shareholdings of Stock Dividend Fund, Inc. as of the record date, May 11, 2017 are as follows:

Interested Directors and Officers:

Laura S. Adams is 55 years old and lives in Dallas, Texas.  She is
 President, Treasurer and Secretary of the Fund and also a Member of Adams Asset Advisors, LLC, the Investment Advisor to the Fund. She has been a Director of the Fund since inception, June 6, 2005, a Member of the Advisor since
March 2002, and was a private investor prior to that date. Mrs. Adams is also a Director of another SEC registered fund company, Stock Dividend Fund, Inc.

Independent Directors:

Vicky L. Hubbard is 59 years old and lives in Plano, Texas. She is currently a private investor and school administrator, after retiring in 2000 from a career in the computer business.
 She has been a Director since April 6,
2004. Mrs. Hubbard is also a Director of another SEC registered fund company, Stock Dividend Fund, Inc.

Yolawnde F. Malone is 53 years old and lives in Dallas, Texas.  She is currently a Tax manager with Montgomery
Coscia Greilich LLP.   Prior to that she was a CPA with Family Legacy
 Trust. Proir to that she was a tax manager at Cain Waters and at Tolleson Wealth Management. She has been a
 Director since April 6, 2004. Mrs. Malone is also a Director of another SEC registered fund company, Stock
Dividend Fund, Inc.

Melissa D. Gordon, M.D. is 53 years old and lives in Dallas, Texas.
 She is Vice Chair, Department of Pathology at
Texas Health Huguley Fort Worth South Hospital, and prior was a staff pathologist at Presbyterian hospital of
Dallas and was also a Partner at North Dallas Pathology.   She has been a
 Director since June 16, 2004 and is also a Director of another SEC registered fund company, Stock Dividend Fund, Inc.


		Dollar Range of Equity	Fund Shares	Percentage
		Ownership of Fund as of	 Owned as of	Ownership
Name		5/11/17			5/11/17		as of 5/11/17
------------------------	 ------------------    ------------
Vicki L. Hubbard	Less than   $10,000	   0.000	0.00%
Yolawnde F. Malone Less than   $10,000	 203.011		   0.04%
Melissa D. Gordon,  Less than   $10,000	   0.000		   0.00%
M.D.

*Director of the Fund who would be considered an ?interested person?, as defined by the Investment Company Act
of 1940.  Laura S. Adams is an ?interested person? because she is affiliated with the Investment Advisor.
**Shares owned directly or indirectly by Mrs. Adams and her husband, Steven Adams and their family and related entities. Includes Mrs. Adams IRA account and children custodial accounts.

BOARD MEETINGS & DIRECTOR?S DUTIES

Meetings: There were a total of five unanimous consents/meetings of the Board of Directors since last annual meeting, including three unanimous consents/meetings of the Independent Directors.

Director Duties: The Board of Directors select the officers to run the Fund, propose all changes in operating procedures where approval of a majority of the Independent directors is required, evaluate and recommend the
Fund?s auditor on a yearly basis and monitor Fund activities to insure to the best of their collective abilities that the Fund Officers are meeting Fund commitments to their shareholders, the
 Securities and Exchange Commission, the
Internal Revenue Service and Blue Sky arrangements with the various states where the Fund offers its shares.


REMUNERATION OF DIRECTORS & OFFICERS

At this time, Directors and Officers are not remunerated for their expenses incurred attending Board meetings.
BROKERAGE

The Fund requires all brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of orders at the most favorable price.  Currently, all transactions are placed through Charles Schwab
electronically at discount commission rates.  The Board of Directors evaluates and reviews annually the
reasonableness of brokerage commissions paid.   In 2016 the Fund paid
 commissions totaling $627.

LITIGATION

As of the date of this Proxy, there was no pending or threatened litigation involving the Fund in any capacity
whatsoever.


RATIFICATION OR REJECTION OF SELECTION OF AUDITORS

The Board of Directors recommends, subject to shareholder approval, PMB
 Helin Donovan  LLP, Certified Public
Accountants to audit and certify financial statements of the Fund for the year 2017. In connection with the audit function, PMB Helin Donovan LLP will review the Fund?s Annual Report to
 Shareholders and filings with the
Securities and Exchange Commission.

The Board of Directors has adopted procedures to pre-approve the types of professional services for which the Fund may retain such auditors. As part of the approval process, the Board of Directors considers whether the performance of each professional service is likely to affect the independence of PMB Helin
 Donovan LLP. Neither PMB Helin
Donovan LLP nor any of its partners have any direct or material indirect financial interest in the Fund and will only provide auditing and potential tax preparation services to the Fund if selected.

All audit fees and expenses are paid directly by the Advisor, regardless of amount, pursuant to the Advisory
agreement between the Fund and the Advisor.

A representative of PMB Helin Donovan LLP will not be present at the meeting
unless requested by a shareholder
(either in writing or by telephone) in advance of the meeting.
 Such
requests should
be directed to the President of
the Fund.

SHAREHOLDER PROPOSALS

The Fund tentatively expects to hold its next annual meeting in June 2018. Shareholder proposals may be presented at that meeting provided they are received by the Fund not later than January 4,
2018 in accordance with Rule 14a-8
under the Securities & Exchange Act of 1934 that sets forth certain requirements.

OTHER MATTERS

The Board of Directors knows of no matters to be presented at the meeting other than those mentioned above.
Should other business come before the meeting, proxies will be voted in accordance with the view of the Board of
Directors.














PROXY- SOLICITED BY THE BOARD OF DIRECTORS

SMALL CAP VALUE FUND, INC.
ANNUAL MEETING OF
SHAREHOLDERS JUNE 8, 2017

The annual meeting of  SMALL CAP VALUE FUND, INC. will be held JUNE 8,
2017 at 8150 N. Central Expwy.
#M1120,  Dallas, Texas 75206 at 4:00 P.M. The undersigned hereby appoints
 Laura S. Adams as proxy to represent
and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all
powers the undersigned would possess if personally present, upon the matters specified below.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF
 NO DIRECTION IS
INDICATED AS TO A PROPOSAL, THE PROXY SHALL VOTE FOR SUCH
PROPOSAL. THE PROXY
MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY
PROPERLY COME
BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.

1.	Election of Directors

       FOR all nominees except as marked to the contrary below.

     		WITHHOLD AUTHORITY to vote for all nominees.

To withhold authority to vote for nominees, strike a line through their name(s) in the following list:

Laura S. Adams	Vicky L. Hubbard	Yolawnde F. Malone
Melissa D. Gordon, M.D.

2.	Proposal to ratify the selection of PMB Helin Donovan LLP  by the
Board of Directors as independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2017.

     	FOR 			AGAINST 		ABSTAIN

Please mark, date, sign, & return the proxy promptly.


Dated ___________________, 2017


______________________________________________________
Shareholder/Authorized Individual Signature

Shareholder:
Shares Owned as of 5/11/17: